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Exhibit 99.12

HALO Industries, Inc.
September 2001

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Sept. 2001

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH
*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

        FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP

CASH FLOW PROJECTION
FOR THE WEEK ENDING

	Actual September	Budget September	Variance Fav/(Unfav)
TOTAL CASH RECEIPTS	19,019	19,291
CASH REQUIREMENTS
PRODUCT	13,898	16,240	2,342
SUPPLIER DEPOSIT	—	—	—
SELLING EXPENSE
COMMISSIONS	1,636	2,452	816
WAGES	706	562	(144)
PAYROLL TAX	83	151	67
SALES ASST.	30	—	(30)
SAMPLE EXPENSE	36	40	4
MARKETING EXP	—	—	—
CATALOGS	43	100	57
ADVERTISING	1	60	59
AUTOMOBILE	—	4	4
TRAVEL	—	36	36
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	10	20	10
EXHIBITS & SHOWS	0	20	20
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	—	—
ROYALTY FEES & REBATES	21	80	59
RECRUITING EXPENSE	—	—	—
TELEMARKETING	—	—	—

TOTAL SELLING	2,567	3,525	958

G&A EXPENSES
WAGES	1,710	1,706	(4)
WAGES—SEVERANCE	80	55	(25)
TEMP HELP	26	53	27
SALARY—OTHER	0	—	(0)
PAYROLL TAXES	103	176	73
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	4	4
401K EXP	128	34	(93)
GROUP INSURANCE	305	377	72
SELF INSURANCE CLAIMS	220	368	148
LIFE INSURANCE	2	175	173
OTHER EMPLOYEE BENEFITS	—	26	26
TRAVEL	84	64	(20)
M&E	24	12	(12)
AUTO EXP	—	—	—
RENT EXPENSE	976	1,127	151
RENT ADD ON EXP	32	99	66
UTILITIES	62	76	14
R&M & CAP EX	87	164	77
ALARM SERVICE	16	12	(4)

MOVING EXP	—	8	8
EQUIP RENTAL	20	98	78
REAL ESTATE TAXES	—	27	27
TELEPHONE	49	80	31
TELEPHONE REPAIRS	21	20	(1)
FREIGHT HOUSE	70	88	18
POSTAGE	57	40	(17)
COLLECTION EXP	0	—	(0)
BANK/CREDIT CARD FEES	291	140	(151)
OFFICE EXP	14	72	58
PRINTING/STATIONARY	3	20	17
DUES & SUBS	5	12	7
DATA LINES	—	184	184
COMPUTER SUPPLIES	0	12	12
COMPUTER SUPPORT	21	84	63
OFFICE SUPPLIES	6	40	34
ART SUPPLIES	0	—	(0)
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	24	56	32
PROFESSIONAL FEES	405	200	(205)
GEN LIAB & PROPERTY	222	—	(222)
PUBLIC COMPANY EXPENSES	0	72	72
BUS LICENSES & FEES	48	76	28
USE TAX	—	4	4
TAX PENALTIES	4	4	—
CONTRIBUTIONS	3	—	(3)
INTEREST	—	197	197
SALES TAX	188	—	(188)
REIMBURSED EXPENSES	—	—	—
MISCELLANEOUS	26	96	70

TOTAL G&A	5,336	6,157	821

TOTAL CASH DISBURSEMENTS	21,801	25,922	4,121

NET CASH FLOW	(2,782)	(6,630)	3,848

HALO Industries, Inc.
September 2001

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
September 30,2001

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$19,723,183	$42,165,809
Less: Returns and Allowances	—	(83)
Net Revenue	$19,723,183	$42,165,725
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	13,617,892	29,102,652
Gross Profit	6,105,291	13,063,074
OPERATING EXPENSES
Advertising	60,043	113,019
Auto and Truck Expenses	565	4,761
Bad Debts	85,219	324,553
Contributions
Employee Benefits Programs	242,194	403,411
Insider Compensation*	3,748,704	7,626,065
Insurance	91,875	187,042
Management Fee/Bonuses	53,040	160,093
Office Expense	41,476	142,512
Pension & Profit Sharing Plans
Repairs and Maintenance	116,088	176,224
Rent and Lease Expense	1,165,943	2,455,679
Salaries/Commission/Fees	1,862,532	4,101,568
Supplies	76,325	139,096
Taxes—Payroll	67,529	256,078
Taxes—Real Estate
Taxes—Other	9,310	78,349
Travel and Entertainment	124,146	334,512
Utilities	51,717	140,073
Other (attach schedule)	766,797	1,744,334
Total Operating Expenses Before Depreciation	8,563,505	18,387,370
Depreciation/Depletion/Amortization	(40,839)	1,439,670
Net Profit (Loss) Before Other Income & Expenses	(2,417,375)	(6,763,966)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(4,468)	996
Interest Expense	476,909	(189,424)
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,944,934)	(6,952,394)
REORGANIZATION ITEMS
Professional Fees	411,327	961,049
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(600)	(600)
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	410,727	960,449
Income Taxes	(357,300)	(334,300)
Net Profit (Loss)	$(1,998,361)	$(7,578,542)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS—continuation sheet
September 30, 2001

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	63,607	117,141
Sample amortization	49,713	146,197
Marketing	—	—
Catalogs	50,830	221,487
Promotion and business development	10,377	23,669
Exhibit & show expenses	37,477	81,358
National meeting expense	6,250	12,500
Regional meeting expense	—	—
Royalty fees	73,273	233,932
Recruiting expense	1,272	3,244
Telemarketing—phone	2,196	3,855
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	196,714	395,104
Postage and freight	281,210	362,534
Bank fees / credit card charges	160,982	293,730
Computer expenses	78,142	86,105
Public company expenses	71,850	158,722
Other	(239,844)	(406,326)
Allocation Exp	(77,250)	11,081

Total Other	766,797	1,744,334

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
September 30,2001

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$15,563,248	$33,317,899
Less: Returns and Allowances	—	(83)
Net Revenue	$15,563,248	$33,317,816
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	11,105,221	23,699,364
Gross Profit	4,458,026	9,618,451
OPERATING EXPENSES
Advertising	58,700	111,675
Auto and Truck Expenses	543	3,904
Bad Debts	53,697	237,923
Contributions
Employee Benefits Programs	172,066	309,187
Insider Compensation*	2,899,084	5,821,418
Insurance	86,782	176,854
Management Fee/Bonuses	53,040	160,093
Office Expense	30,214	114,656
Pension & Profit Sharing Plans
Repairs and Maintenance	110,176	162,794
Rent and Lease Expense	1,108,706	2,338,037
Salaries/Commission/Fees	1,399,770	3,120,794
Supplies	68,079	126,404
Taxes—Payroll	81,117	188,735
Taxes—Real Estate
Taxes—Other	8,609	76,641
Travel and Entertainment	107,801	293,944
Utilities	50,874	123,358
Other (attach schedule)	(446,756)	269,989
Total Operating Expenses Before Depreciation	5,842,502	13,636,408
Depreciation/Depletion/Amortization	410,191	999,085
Net Profit (Loss) Before Other Income & Expenses	(1,794,666)	(5,017,041)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(22,378)	(31,023)
Interest Expense	894,823	640,801
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(922,222)	(4,407,263)
REORGANIZATION ITEMS
Professional Fees	585,989	983,509
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(600)	(600)
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	585,389	982,909
Income Taxes	—	—
Net Profit (Loss)	$(1,507,611)	$(5,390,173)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS—continuation sheet
September 30, 2001

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	27,054	27,216
Sample amortization	49,713	146,197
Marketing	—	—
Catalogs	28,397	178,700
Promotion and business development	10,377	11,313
Exhibit & show expenses	20,100	42,894
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	23,063	117,349
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	176,713	344,084
Postage and freight	277,409	336,469
Bank fees / credit card charges	97,373	212,608
Computer expenses	40,908	42,510
Public company expenses	71,850	158,722
Other	(242,464)	(409,154)
Allocation Exp	(1,027,250)	(938,919)

Total Other	(446,756)	269,989

HALO Industries, Inc.
September 2001

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet

HALO DIP
BALANCE SHEET
September 30, 2001

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,332,104)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	46,444,785	47,810,047
Notes Receivable	—	—
Inventories	17,837,940	12,658,204
Prepaid Expenses	11,879,905	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	192,514,188	192,206,777
TOTAL CURRENT ASSETS	$267,344,714	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	898,533	3,942,889
Machinery and Equipment	16,988,914	16,998,197
Furniture, Fixtures and Office Equipment	6,958,232	9,717,576
Leasehold Improvements	8,640,125	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(14,204,704)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$19,337,779	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	232,138,975	233,583,342
TOTAL OTHER ASSETS	$232,138,975	$233,583,342
TOTAL ASSETS	$518,821,467	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	(36,844)	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,480,894)	(11,489,445)
Wages Payable	7,422,902	8,197,012
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	53,492,642	47,213,511
TOTAL POSTPETITION LIABILITIES	$49,397,806	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$82,132,283	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(18,714,695)	(18,714,695)
Retained Earnings—Postpetition	(32,457,415)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	17,268,298	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$436,689,181	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$518,821,465	$513,446,909
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET—continuation sheet
September 30, 2001

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	— 192,514,188	— 192,206,777
Other Current Assets	192,514,188	192,206,777
Other Assets
Intangible Assets	13,766,482	14,051,075
Officer advances	22,328	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	(23)	(23)
CSV—Life insurance	126,341	1,202,742
Security deposits	287,341	287,341
Other assets—miscellaneous	3,925	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	232,138,975	233,583,342

LIABILITIES AND OWNERS EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable—unvouchered receipts	4,617,861	574,217
Accounts payable—rebates receivable	(1,210,227)	(1,314,249)
Accounts payable—manual	10,044,558	9,916,853
Customer deposit	5,310,207	4,882,994
Accrued interest	135,419	4,742
Accrued WIP costs	—	—
Accrued expenses other	6,503,553	6,375,859
Due to Related Parties	—	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	7,670,401	9,213,061
Term loans	—	—
Line of credit	19,339,136	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	89,000	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	53,492,642	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	(995,620)	(1,035,620)
Cumulative translation adjustment	(716,440)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	18,980,358	18,980,358
Adjustments to Owner Equity	17,268,298	17,654,646

HALO Industries, Inc.
September 2001

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Sept. 2001

STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

        Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

        Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

        Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases—Building
Rent/Leases—Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        FORM MOR-4
(9/99)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
September 1, 2001 to September 30, 2001

DATE SUBMITTED: DATE REQUIRED:	9/10/2002 10/19/2001
Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$2,440.48
3839	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$73.25
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$—
	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$104.88
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$3,338.34
	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$—
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$44.74
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$5.98
	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—

65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$2,516.00
Just Added 4/1/2001	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$832.04
64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$5,033.64
	State Tax Commission PO Box 76 Boise, ID 83707	$1,661.46
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$6,251.26
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$4,675.00
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$22,799.90
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$43,786.82
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$1,618.72
61175	Virginia Department of Taxation Processing Services Division PO Box 1103 Richmond, VA 23208-1103	$4,432.89
22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$5,065.71

16090 Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$83.06

2

EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$56,731.00
	Florida Dept of Revenue	$17,432.88
	Georgia Dept of Revenue	$40,391.72
	Indiana Dept of Revenue	$28,062.09
	Illinois Dept of Revenue	$21,943.00
	PA Dept of Revenue	$11,898.57
	Tennessee Department of Revenue	$8,897.00
	Texas Dept of Revenue	$52,900.96
	Wisconsin Department of Revenue	$9,114.72
14260	State of Michigan Dept 77802 Detroit, MI 48277-0003	$65,713.77
14259	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$13,570.78
14259	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$450.93
3568	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$25,800.01
22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$5,065.71
16090 Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$68.06
GA	Fulton Cty—PP tax	4,063
TN	00 TR
MN	Annual registration
GA	00 TR—Form 600
MA	00 TR—
NM	00 TR—Form CIT-1
NJ	CBT-100 Corporation Bus Tax
NC	00 TR—	14,893

3

SC	00 TR—
IN	00 TR—Form IT-20
PA	00 TR—Form RCT-101
MI	00 TR
MN	00 TR—Form M-4
NY	00 TR—state
NY	00 TR—MTB
NYC	00 TR—New York City ????
IL	00 TR—Form IL-1120
CA	00 TR—Form 100	9,600
OH	00 TR—Form FT-1120	1,568
TX	00 TR
VA	00 TR—Form 500
CO	00 TR—Form 112
WI	00 TR—Form 4
UT	00 TR
AZ	00 TR	50
ID	00 TR
OH	00 TR for City of Cincinnati
Fed	Form 5500—401(k) plan
Fed	Form 5500—Welfare benefit plan
CA	City of Irvine—bus license	50
CA	City of San Francisco—bus license	500
CA	City of San Francisco—payroll tax	12,962
MI	ES Pay	20,000
CO	Denver Occupational Privilege Tax Return	29

4

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
September 1, 2001 to September 30, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	10/19/2001
Vendor #	Payable To/ Address	Total Amount of Check
61395	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$6,879.09
Just Added 11/1/2000	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$662.23
Just Added 3/1/2001	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$19.04
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$1,143.20
3839	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$252.77
Just Added 5/1/2001	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$4.94
Just Added 5/1/2001	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$—
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$167.25
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$370.79
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$260.53
Morgan	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$24.51

65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$621.00
Just Added 12/1/2000	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$96.56
64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$351.50
65735	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$3,924.56
IIAADE	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$602.60
62370	Indiana Dept of Revenue P.O. Box 7218 Indianapolis, IN 46207-7218	$2,285.87
62645	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$2,869.42
65157	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$1,391.18
5719	Department of Revenue and Taxation PO Box 3138 Baton Rouge, LA 70821-3138	$3,387.00
5732	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$3,457.66
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$1,430.95

2

64189	State of MD—Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001	$838.51
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$4,503.00
61390	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$1,134.65
63242	Office of State Tax Commissioner State Capitol 600 East Boulevard Ave Bismark, ND 58505-0599	$421.55
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$1,924.89
65099	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$1,462.38
65215	Nevada Department of Taxation Capitol Complex Carson City, NV 89710-0003	$2,821.67
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$8,265.27
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$2,431.85
64196	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$7,026.00
64195	State Treasurer John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100	$12,833.57

3

61175	Virginia Department of Taxation Processing Services Division PO Box 1103 Richmond, VA 23208-1103	$893.96
64198	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,548.20

Subtotal of checks required		$76,308.15

EFT's	NO CHECKS REQUIRED	EFT's
64182 EFT Payment	Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	$32,554.00
64187 EFT Payment	Florida Dept. of Revenue 5050 W. Tennessee Street Tallahassee, FL 32314-6527	$6,007.99
65156 EFT Payment	PA Dept of Revenue Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406	$10,035.15
64945	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$1,054.49
63030	State of Michigan Dept 77802 Detroit, MI 48277-0003	$9,523.45
63245	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$1,189.33
Needs Separate Check	North Carolina Department of Revenue Mecklenburg Public Transportation Tax PO Box 25000 Raleigh, NC 27640	$48.41
65176	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$7,382.07
63330	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$319.46

4

64198	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$1,548.20

5

QuickLinks

September 2001 Consolidated HALO DIP
September 2001 Consolidated Statement of Operations
September 2001 Consolidated Balance Sheet
September 2001 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments